Exhibit 10.23

Atlantic Canada Opportunity Agency	Agence de promotion économique du Canada atlantique

	Nova Scotia Office P.O. Box 2284 Station Central Halifax, N.S. B3J 3C8	Bureau de la Nouvelle-Écosse Casier postal 2284 Succursale C Halifax (N.-É.) B3J 3C8
CONTRACT AMENDMENT
FEB -8 2005

Project No: 6030916 1

Amendment # 6

JAN 10 2005

Navitrak Engineering Incorporated and Navitrak International Corporation

1660 Hollis Street

Suite 904

Halifax, Nova Scotia

B3J 1V7

Attention: Ms. Elizabeth Duncan, Chief Financial Officer

Dear Ms. Duncan:

Re:	Amendment Approval uner the Business Development Program

This is in reference to our offer of a repayable Contribution dated January 20, 1999, as amended, and made to Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc.

Further to our letter dated November 9, 2004, concerning Navitrak International Corporation and its subsidiaries, the Atlantic Canada Opportunities Agency ("the Agency") hereby changes the legal name of our letter of offer from Navitrak Engineering Incorporated, Navitrak International Corporation and Navitrak Systems Inc. to Navitrak Engineering Incorporated and Navitrak International Corporation.

All other terms and conditions of our letter of offer dated January 20, 1999, and accepted by you on February 23, 1999, and as amended thereafter remain unchanged.

This amendment will become effective upon receipt of your written acceptance, no later than thirty (30) days from the date appearing on this letter. Please sign and date one copy of this amendment letter and return it to the above address.

If you have any questions pertaining to our procedures and requirements, please contact Shannon Chambers, the officer assigned to your project, at (800) 565-1228, (902) 426-6792 or via e-mail at shannon.chambers@acoa-apeca.gc.ca.

Yours truly,

/s/ John Beeston

John Beeston, CA

Account Manager

Nova Scotia

/mb

Attachment

The foregoing offer is hereby accepted this 8th day of February, 2005.

Navitrak Engineering Incorporated		Navitrak International Corporation
(Project No.: 6030916 1)		(Project No.: 6030916 1)

Per:	/s/ Joel Strickland	Per:	/s/ Joel Strickland
	(Signature)		(Signature)

	CEO		COO
	(Title)		(Title)

Per:	/s/ Elizabeth A Duncan	Per:	/s/ Elizabeth A. Duncan
	(Signature)		(Signature)

	Director & Secretary		Chief Financial Officer
	(Title)		(Title)

	(Corporate Seal)		(Corporate Seal)

Navitrak Systems Inc.
(Project No.: 6030916 1)

Per:	/s/ Joel Strickland	Per:	/s/ Elizabeth A Duncan
	(Signature)		(Signature)

	President		Chief Financial Officer
	(Title)		(Title)

(Corporate Seal)